SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of January 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On April 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2005 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2005-2
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, N.A., not in its
                            individual capacity but solely as Trustee under the Agreement referred to herein

                       By:   /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                    Title:   Vice President

Date:  April 27, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         April 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on April 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 April 25, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        153,443,000.00   146,912,073.10    6,016,788.16      541,162.26    6,557,950.42      0.00      0.00      140,895,284.94
A2        148,000,000.00   141,700,741.11    5,803,357.91      366,060.25    6,169,418.16      0.00      0.00      135,897,383.20
B1          6,972,000.00     6,970,544.24          741.83       19,928.01       20,669.84      0.00      0.00        6,969,802.41
B2          1,945,000.00     1,944,593.88          206.95        5,643.10        5,850.05      0.00      0.00        1,944,386.93
B3          3,567,000.00     3,566,255.21          379.53       11,055.39       11,434.92      0.00      0.00        3,565,875.68
B4          1,459,000.00     1,458,695.36          155.24        4,559.64        4,714.88      0.00      0.00        1,458,540.12
B5          2,432,000.00     2,431,492.20          258.77        8,898.59        9,157.36      0.00      0.00        2,431,233.43
B6            972,000.00       971,797.04          103.42        4,267.81        4,371.23      0.00      0.00          971,693.62
B7            810,000.00       809,830.88           86.19        2,983.08        3,069.27      0.00      0.00          809,744.69
B8          1,621,000.00     1,620,661.54          172.48        5,969.84        6,142.32      0.00      0.00        1,620,489.06
B9          1,783,000.00     1,782,627.71          189.71        6,566.45        6,756.16      0.00      0.00        1,782,438.00
B10         1,302,547.00     1,302,275.03          138.59        4,797.03        4,935.62      0.00      0.00        1,302,136.44
R                 100.00             0.00            0.00            0.00            0.00      0.00      0.00                0.00
P                   0.00             0.00            0.00       17,071.75       17,071.75      0.00      0.00                0.00
TOTALS    324,306,647.00   311,471,587.30   11,822,578.78      998,963.20   12,821,541.98      0.00      0.00      299,649,008.52
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1      148,000,000.00   141,700,741.11            0.00      150,001.46      150,001.46      0.00      0.00      135,897,383.20
A2X2      148,000,000.00   141,700,741.11            0.00        5,904.20        5,904.20      0.00      0.00      135,897,383.20
BX         17,347,000.00    17,343,377.94            0.00        9,533.17        9,533.17      0.00      0.00       17,341,532.19
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1        863579KG2     957.43743996    39.21187777      3.52679666    42.73867443    918.22556220         A1     4.420295 %
A2        863579KH0     957.43743993    39.21187777      2.47338007    41.68525784    918.22556216         A2     3.100000 %
B1        863579KL1     999.79119908     0.10640132      2.85829174     2.96469306    999.68479776         B1     3.320000 %
B2        863579KM9     999.79119794     0.10640103      2.90133676     3.00773779    999.68479692         B2     3.370000 %
B3        863579KN7     999.79119989     0.10640034      3.09935240     3.20575273    999.68479955         B3     3.600000 %
B4        863579KP2     999.79119945     0.10640164      3.12518163     3.23158328    999.68479781         B4     3.630000 %
B5        863579KQ0     999.79120066     0.10640214      3.65895970     3.76536184    999.68479852         B5     4.250000 %
B6        863579KR8     999.79119342     0.10639918      4.39075103     4.49715021    999.68479424         B6     4.277705 %
B7        863579KS6     999.79120988     0.10640741      3.68281481     3.78922222    999.68480247         B7     4.420295 %
B8        N/A           999.79120296     0.10640345      3.68281308     3.78921653    999.68479951         B8     4.420295 %
B9        N/A           999.79120022     0.10639933      3.68280987     3.78920920    999.68480090         B9     4.420295 %
B10       N/A           999.79120139     0.10639923      3.68280761     3.78920684    999.68480216         B10    4.420295 %
R         N/A             0.00000000     0.00000000      0.00000000     0.00000000      0.00000000         R      4.420295 %
TOTALS                  960.42307545    36.45493822      3.08030443    39.53524264    923.96813723
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1      863579KJ6     957.43743993     0.00000000      1.01352338     1.01352338    918.22556216         A2X1   1.270295 %
A2X2      863579KK3     957.43743993     0.00000000      0.03989324     0.03989324    918.22556216         A2X2   0.050000 %
BX        863579KT4     999.79119963     0.00000000      0.54955727     0.54955727    999.68479795         BX     0.659606 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Fior M. Tineo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5229
                              Fax: (212) 623-5932
                          Email: Fior.Tineo@chase.com

                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                                                  4.672030 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                       4.420295 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                          4.415328 %
Beginning Loan Count                                                                                                 794
Ending Loan Count                                                                                                    769
Beginning Scheduled Balance                                                                               311,471,587.75
Ending Scheduled Balance                                                                                  299,649,008.97
Scheduled Principal                                                                                            33,148.01
Unscheduled Principal                                                                                      11,789,430.77
Net Liquidation Proceeds                                                                                            0.00
Insurance Proceeds                                                                                                  0.00
Advances                                                                                                            0.00
Scheduled Interest                                                                                          1,212,670.41
Servicing Fee                                                                                                  65,340.09
Master Servicing Fee                                                                                                0.00
Trustee Fee                                                                                                         0.00
Net Interest                                                                                                1,147,330.28
Realized Loss Amount                                                                                                0.00
Cumulative Realized Loss                                                                                            0.00
Cumulative Loss as a Percentage of Original Collateral                                                        0.000000 %
Bankruptcy Loss                                                                                                     0.00
Fraud Loss                                                                                                          0.00
Special Hazard Loss                                                                                                 0.00
Prepayment Penalties                                                                                           17,071.75
Relief Act Interest Shortfall                                                                                       0.00
Prepayment Interest Shortfall                                                                                       0.00
Sec. 4.03(ix)                          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                        Group Totals
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                         2             1,640,000.00                  0.55 %
                                       2 Month                         0                     0.00                  0.00 %
                                       3 Month                         0                     0.00                  0.00 %
                                        Total                          2             1,640,000.00                  0.55 %

                                       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Sec. 4.03(x)                           Number and Aggregate Principal Amounts of REO Loans
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
Fraud Loss Limit                                                                                              6,486,132.00
Bankruptcy Loss Limit                                                                                           100,000.00
Special Hazard Loss Limit                                                                                     6,755,000.00

Sec. 4.03(xii)                Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                    0.00
Class A2 Shortfall                                                                                                    0.00
Class a2x1 Shortfall                                                                                                  0.00
Class a2x2 Shortfall                                                                                                  0.00
Class B1 Shortfall                                                                                                    0.00
Class B2 Shortfall                                                                                                    0.00
Class B3 Shortfall                                                                                                    0.00
Class BX Shortfall                                                                                                    0.00
Class B4 Shortfall                                                                                                    0.00
Class B5 Shortfall                                                                                                    0.00
Class B6 Shortfall                                                                                                    0.00
Class B7 Shortfall                                                                                                    0.00
Class B8 Shortfall                                                                                                    0.00
Class B9 Shortfall                                                                                                    0.00
Class B10 Shortfall                                                                                                   0.00
Class R Shortfall                                                                                                     0.00

                  Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                                                0.00
Class R Relief Act and Prepayment Interest Shortfall                                                                  0.00
Total Relief Act and PPIS                                                                                             0.00

Sec. 4.03(xv)                Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                               0.00
                Class B2                                                                                               0.00
                Class B3                                                                                               0.00
                Class B4                                                                                               0.00
                Class B5                                                                                               0.00
                Class B6                                                                                               0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                               0.00
                Class B2                                                                                               0.00
                Class B3                                                                                               0.00
                Class B4                                                                                               0.00
                Class B5                                                                                               0.00
                Class B6                                                                                             688.12

                Interest Carryover Amount Paid This Period
                Class B1                                                                                               0.00
                Class B2                                                                                               0.00
                Class B3                                                                                               0.00
                Class B4                                                                                               0.00
                Class B5                                                                                               0.00
                Class B6                                                                                             688.12

                Remaining Interest Carryover Amount
                Class B1                                                                                               0.00
                Class B2                                                                                               0.00
                Class B3                                                                                               0.00
                Class B4                                                                                               0.00
                Class B5                                                                                               0.00
                Class B6                                                                                               0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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